UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Generations Bancorp NY, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

20 East Bayard Street
Seneca Falls, New York 13148

(315) 568-5855

April 20, 2021

Dear Stockholder:

Enclosed you will find the proxy materials for the 2021 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. scheduled to be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m, Eastern time, on Thursday, May 20, 2021.

The Annual Meeting is being held for the purpose of (1) electing three directors, and (2) ratifying the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Our Board of Directors has determined that the election of the nominees for director and the ratification of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2021 are in the best interests of the Company and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees for director and “FOR” the ratification of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

On behalf of the Board of Directors, we are asking that you complete the enclosed proxy card and mail it back to us in the envelope provided. Your vote is important, regardless of the number of shares owned. Our Proxy Statement and the 2020 Annual Report are available at:

www.generationsbancorpny.com/annual-meeting.

Due to Health Issues Relating to the Coronavirus, Attendance at the Annual Meeting is Discouraged

In light of the ongoing health concerns relating to the coronavirus and to best protect the health of our employees, stockholders and community, attendance at the Annual Meeting is discouraged. We may be required to take further actions to limit attendance at the Annual Meeting if required by appropriate governmental orders and as developments occur.

Sincerely,

Menzo D. Case
President and Chief Executive Officer

GENERATIONS BANCORP NY, INC.

20 East Bayard Street
Seneca Falls, New York 13148

(315) 568-5855

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 20, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Generations Bancorp NY, Inc. (“Generations Bancorp”) will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York at 1:00 p.m., Eastern time, on Thursday, May 20, 2021.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of three directors;

2.	the ratification of the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2021; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 31, 2021 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting. If the Company takes any of these steps, it will announce the decision to do so in advance in a press release and/or in a Current Report on Form 8-K, as well as any other notification required by state law.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF GENERATIONS BANCORP NY, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By Order of the Board of Directors

Lori M. Parish
Corporate Secretary
Seneca Falls, New York
April 20, 2021

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 ARE EACH AVAILABLE ON THE INTERNET AT

WWW.GENERATIONSBANCORPNY.COM/ANNUAL-MEETING

PROXY STATEMENT

Generations Bancorp NY, Inc.

20 East Bayard Street
Seneca Falls, New York 13148

(315) 568-5855

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 20, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Generations Bancorp NY, Inc. (“Generations Bancorp”) to be used at the Annual Meeting of Stockholders, which will be held at our Corporate Headquarters located at 20 East Bayard Street, Seneca Falls, New York on Thursday, May 20, 2021 at 1:00 p.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 20, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Generations Bancorp will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Generations Bancorp at the address shown above, by filing a duly executed proxy bearing a later date on the enclosed proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Generations Bancorp’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2021 are entitled to one vote for each share then held. As of March 31, 2021, there were 2,458,261 shares of common stock issued and outstanding.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2021, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes represented at the annual meeting and entitled to vote on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

Participants in the Generations Bank Employee Stock Ownership Plan and 401(k) Plan

If you participate in the Generations Bank Employee Stock Ownership Plan (the “ESOP”) or the Generations Bank 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Generations Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP or the 401(k) Plan is May 13, 2021.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 31, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 20 East Bayard Street, Seneca Falls, New York 13148.

Persons Owning Greater than 5%	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding
M3 Funds, LLC (2) 10 Exchange Place, Suite 510 Salt Lake City, Utah 18411	186,549		7.6%

Generations Bank Employee Stock Ownership Plan 20 East Bayard Street Seneca Falls, NY 13148	152,352	(3)	6.2%

Directors
Jose A. Acevedo	2,100		*
Cynthia S. Aikman	4,328	(4)	*
Menzo D. Case	74,403	(5)	3.0%
James E. Gardner	2,998		*
Bradford M. Jones	31,608	(6)	1.3%
Gerald Macaluso	998		*
Frank J. Nicchi	8,023	(7)	*
August P. Sinicropi	17,569	(8)	*
Vincent P. Sinicropi	9,980	(9)	*

Executive Officer who is not a Director
Kenneth V. Winn	378	(10)	*

All directors and executive officers as a group (10 persons)	152,385		6.2%

*       Less than 1%.

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Generations Bancorp common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 31, 2021. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Generations Bancorp common stock.
(2)	Based on a Schedule 13G filed jointly with the SEC on January 22, 2021 by M3 Funds, LLC, M3 Partners, LP, M3F, INC., Jason A. Stock and William C. Waller.
(3)	As of March 31, 2021, no shares held in our employee stock ownership plan have been allocated to participant accounts.
(4)	Includes 1,828 shares held in the Directors Retirement Plan.
(5)	Includes 36,383 shares held in Mr. Case’s 401(k) account; 28,744 shares held in Mr. Case’s supplemental executive retirement plan; 1,547 shares held in Mr. Case’s individual retirement account; 1,223 shares held jointly with other family members and 6,509 shares held in Mr. Case’s employee stock ownership plan account; excluding the ESOP allocation for 2020 which has not been completed.
(6)	Includes 23,845 shares held in the Directors Retirement Plan.
(7)	Includes 6,027 shares held in the Directors Retirement Plan.
(8)	Includes 14,219 shares held in Dr. Sinicropi’s individual retirement account and 3,350 shares held in the Directors Retirement Plan.
(9)	Shares held in Mr. Sinicropi’s individual retirement account.
(10)	Shares held in Mr. Winn’s ESOP account; excluding the ESOP allocation for 2020 which has not been completed.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Three directors have been nominated for election at the annual meeting. The Board of Directors has nominated Bradford M. Jones, James E. Gardner and Gerald Macaluso, each to serve as a director for a three-year term ending in 2024 and in each case until their respective successors shall have been elected and qualified. All nominees have agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other continuing members of our Board of Directors, and our executive officer who is not a director, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Each of the nominees is as a current board member. There are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of March 31, 2021, and an individual’s service as a director includes service with Generations Bank.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director.

Nominees

Bradford M. Jones, age 70, is retired. He has served as Chairman of the board of directors since 2018. Prior to his retirement in 2012, from 2007 until 2012, Mr. Jones was General Manager of Thruway Fasteners, Liverpool, New York, and from 1975 until 2007 served in positions of increasing importance at ITT - Goulds Pumps, Auburn Operations (New York). Mr. Jones also served as Mayor for the Village of Seneca Falls, New York from 1996 to 2000.

Mr. Jones’ contacts in the local business and government communities and management experience make him a valuable resource for the board of directors.

James E. Gardner, age 56, is the Vice President/Commercial Operations for The Barden & Robeson Corporation in Middleport, New York, where he has been employed since 1992. Mr. Gardner was appointed to the board in 2018 as a result of our merger with Medina Savings and Loan Association. He currently is a board member with the Medina Lions Club and his local Knights of Columbus. Mr. Gardner frequently represents Barden Building Systems at the Buffalo Niagara Builders Association events.

Mr. Gardner’s connections to the local business community in Orleans County makes him a valuable resource for the board of directors.

Gerald Macaluso, age 69, is retired. Prior to his retirement in 2012, Mr. Macaluso was Principal at DeSales High School in Geneva, New York and, from 1998 until 2008, was Superintendent for Seneca Falls Central School District, New York. Mr. Macaluso is active in civic and cultural matters in the community. He serves on the board of Literacy Volunteers of Seneca County, is a member of the Seneca Falls Rotary Club, serves as an Ombudsman for LifeSpan/Rochester and is a driver for Meals on Wheels/Seneca County. Additionally, Mr. Macaluso volunteers on the Finance Committee for St. Francis/St. Claire Catholic Parish and is Vice President and serves on the Board of Directors for Catholic Charities of the Finger Lakes.

Mr. Macaluso’s contacts in the local business community and management experience make him a valuable resource for the board of directors.

Continuing Directors

Menzo D. Case, age 57, is our President and Chief Executive Officer, positions he has held since 2008. He serves as a board member of Finger Lakes Health Systems, Inc., New York Chiropractic College, Rev Theater Company, Seneca County IDA, National Women’s Hall of Fame, The Women’s Right to Run and is a board member and actively volunteers for Habitat for Humanity of Seneca County, New York, an organization which has built homes for over 115 Seneca County residents over the 20 year period of his involvement.

Mr. Case’s extensive knowledge of the banking industry and strong leadership skills provides the board with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment.

Dr. Jose A. Acevedo, age 57, is the President and Chief Executive Officer of Finger Lakes Health in Geneva and Finger Lakes Health College of Nursing & Health Sciences, positions he has held since 2010. Dr. Acevedo joined Finger Lakes Health in 2004 as VP of Medical Affairs and Chief Medical Officer. Dr. Acevedo is active in civic and community affairs through his participation in Geneva 2030 and board membership for the Healthcare Association of New York State. He is currently board chair of Pandion; a Rochester, NY based group purchasing organization. Additionally, he has served on the Independent Judicial Election Qualification Commission, Boys & Girls Club of Geneva Community Center Advisory Council and Salvation Army Advisory Board, as well as on the board of Keuka College.

Dr. Acevedo’s contacts in the local business and healthcare community and management experience make him a valuable resource for the board of directors.

Cynthia S. Aikman, MPA, age 58, is self-employed as a Consulting Business Development Specialist. She has served as a Legislator for Cayuga County, New York from 2009 to 2013 and as an instructor at Onondaga Community College. Ms. Aikman is also the Founder and Trustee of the Cayuga Women’s Business Trust Fund.

Ms. Aikman’s contacts in local business and government communities as well as her legislative experience make her a valuable resource for the board of directors.

Dr. Frank J. Nicchi, age 69, is retired. Prior to his retirement in August 2017, Dr. Nicchi was President of the New York Chiropractic College in Seneca Falls, New York, a position he held from 2000 until his retirement. Dr. Nicchi also served on the Board of the Association of Chiropractic Colleges (ACC), a consortium of 19 chiropractic colleges located in the United States, Canada and New Zealand during his term as president of the College.

Dr. Nicchi’s contacts in the local business community and management experience make him a valuable resource for the board of directors.

Dr. August P. Sinicropi, age 73, is retired. Prior to his retirement in 2017, Dr. Sinicropi was an optometrist, operating his own practice in Seneca Falls, New York for over 45 years. He has served as a member of the New York State Optometric Association Board of Directors, the Women’s Rights National Historical Park Public Advisory Commission and the Seneca Falls Historical Society Board of Directors. Additionally, he is the founding Chair of the New York State Heritage Area Park in Seneca Falls and former Chair of Finger Lakes Optometric Association, the Seneca County Chamber of Commerce and the Seneca Falls Local Development Corporation. Dr. Sinicropi is the brother of Director Vincent P. Sinicropi.

Dr. Sinicropi’s experience as a small business owner and his contacts in the local business community make him a valuable resource to the board of directors.

Vincent P. Sinicropi, age 66, is a certified public accountant currently operating his own CPA practice in Seneca Falls, New York. He is a former partner in the CPA firm of EFP Rotenberg LLP, based in Rochester, New York. Prior to that he was a partner in the CPA firm of Sinicropi & Healy, LLP and its predecessors for over 20 years before the merger of the firm with EFP Rotenberg LLP in 2011. He is a member of the AICPA and the New York State Society of CPAs. Mr. Sinicropi is the brother of Director Dr. August P. Sinicropi.

Mr. Sinicropi’s experience as an accountant and his contacts in the local business community make him a valuable resource to the board of directors.

Executive Officers Who are Not Directors

Kenneth V. Winn, age 63, is our Senior Vice President/Credit Administration. In this role, Mr. Winn manages the commercial, consumer and residential credit originations and administration functions for Generations Bank. Prior to joining Generations Bank, from 2014 to 2016 Mr. Winn was a credit consultant to various community banks and credit unions. Prior to this, Mr. Winn served as Executive Vice President/Chief Risk Officer (from 2012-2014) and Senior Vice-President/Senior Credit/Compliance Director and Risk Officer (from 2004 to 2012) at another financial institution.

Board Independence

The Board of Directors has determined that each of our directors, other than Menzo D. Case, is considered independent under the NASDAQ Stock Market corporate governance listing standards. Mr. Case is not considered independent because he is an executive officer of Generations Bank. In determining the independence of our directors, the Board of Directors considered relationships between Generations Bank and our directors that are not required to be reported under “ − Transactions With Certain Related Persons,” below.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Bradford M. Jones, who is an independent director. This ensures a greater role for the independent directors in the oversight of Generations Bancorp and Generations Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of independent Board of Directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Generations Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Generations Bancorp. The Board of Directors of Generations Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Generations Bancorp and Generations Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. We did not complete our initial public offering until January 2021, and accordingly, no such reports were required for these individuals in 2020.

Code of Ethics for Senior Officers

Generations Bancorp has adopted a Code of Ethics for Senior Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.generationsbancorpny.com. There were no amendments or waivers to the Code of Ethics for Senior Officers during 2020.

Attendance at Annual Meetings of Stockholders

Generations Bancorp does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. This is the Company’s first annual meeting of stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Generations Bancorp NY, Inc., 20 East Bayard Street, Seneca Falls, New York 13148, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Generations Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Meetings and Committees of the Board of Directors

The business of Generations Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Generations Bancorp are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. The below discussion with regard to meetings of our board of directors and its committees during 2020 relate to our predecessor company, Seneca-Cayuga Bancorp, Inc., a federal corporation.

During 2020, the board of directors of Seneca-Cayuga Bancorp and Generations Bank held 16 regular meetings and 3 special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of:

(i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee. The Audit Committee is comprised of Directors Vincent Sinicropi, Aikman, Gardner and Jones, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and NASDAQ listing standards. Mr. Sinicropi serves as chair of the Audit Committee. The Board of Directors has determined that Director Vincent Sinicropi qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.generationsbancorpny.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Generations Bancorp and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met 6 times during the year ended December 31, 2020.

Compensation Committee. The Compensation Committee is comprised of Directors Aikman, Jones, Nicchi and August Sinicropi. Director Jones serves as chair of the Compensation Committee. Each member is considered “independent” in accordance with applicable Securities and Exchange Commission rules and NASDAQ listing standards. The Compensation Committee met 3 times during the year ended December 31, 2020.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Generations Bancorp’s compensation and incentive plans, policies and programs, and to oversee Generations Bancorp’s management development and succession plans for executive officers. The Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

The Compensation Committee operates under a written charter which is available on our website at www.generationsbancorpny.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Generations Bancorp and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the President and Chief Executive Officer with respect to the compensation of executive officers other than the President and Chief Executive Officer.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of directors Aikman, Jones, Nicchi and August Sinicropi, each of whom is considered “independent” as defined in the NASDAQ corporate governance listing standards. Director Jones serves as the chairman of the Committee. The Board of Directors has adopted a written charter for the Committee. The Corporate Governance and Nominating Committee charter is posted on the Company website: www.generationsbancorpny.com. The Corporate Governance and Nominating Committee met 3 times during the year ended December 31, 2020.

The functions of the Corporate Governance and Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and.

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Corporate Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Corporate Governance and Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	satisfies the director qualifications set forth in the Company’s bylaws;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s shareholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Generations Bank’s position in its community and can assist Generations Bank with business development through business and other community contacts.

Nominating Procedures.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 20 East Bayard Street, Seneca Falls, New York 13148. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Generations Bancorp’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on Generations Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Generations Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Generations Bancorp’s Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Generations Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i)less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Generations Bancorp no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Generations Bancorp) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Generations Bancorp. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020.

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301.

•	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Generations Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Vincent P. Sinicropi (Chairman) Cynthia S. Aikman	James E. Gardner Bradford M. Jones

Transactions with Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as Generations Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2020, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Generations Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2020, and were made in compliance with federal banking regulations.

Director Bradford M. Jones is the guarantor to a commercial loan made to a company which is owned by his son but which is no longer in business. Director Jones, as guarantor, continues to make the payments on this loan. The loan was made on commercially reasonable terms with an interest rate of 6.00% in accordance with our underwriting policies and procedures. Since January 1, 2020, the largest aggregate balance of the loan was $412,000 and at December 31, 2020, the balance of this loan was $407,000. Since January 1, 2020, principal of $5,000 and interest of $24,000 has been repaid on the loan. At all times since the loan was made, the loan has been current in accordance with its payment terms.

Executive Compensation

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer, Menzo D. Case, and our two other most highly compensated executive officers for the year ended December 31, 2020. Each individual listed in the table below is referred to as a “Named Executive Officer.”

Name and Principal Position	Year	Salary ($)	Discretionary Bonus ($)	All Other Compensation ($)(1)	Total ($)
Menzo D. Case	2020	277,149	10,000	46,946	334,095
President and Chief Executive Officer	2019	263,417	—	46,975	310,392

Shelley J. Tafel (2)	2020	154,973	—	13,044	168,017
SVP, Chief Financial Officer	2019	163,922	—	15,124	179,046

Kenneth V. Winn	2020	148,044	6,000	2,997	157,041
SVP, Director of Credit Administration	2019	142,047	—	11,263	153,310

(1)	The amounts in this column reflect what Generations Bank paid for, or reimbursed, the applicable Named Executive Officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column is set forth in the following table:
(2)	Effective December 15, 2020, Ms. Tafel was no longer employed by Generations Bank.

All Other Compensation
Name	Year	ESOP Contribution ($) (a)	Employer Contributions To 401(k) Plan and HSA Contribution ($)	Automobile ($)	Life Insurance ($)	SERP Contribution ($)	Payment for Unused Vacation Time ($)	Total All Other Compensation ($)
Menzo D. Case	2020	—	5,450	3,146	1,564	29,088	7,698	46,946
Shelley J. Tafel	2020	—	4,949	—	595	7,500	—	13,044
Kenneth V. Winn	2020	—	2,220	—	777	—	—	2,997

(a)  The ESOP allocation for 2020 has not been completed.

Benefit Plans and Agreements

Employment Agreements. In connection with the second-step conversion, Generations Bank entered into an employment agreement with Mr. Menzo D. Case which became effective January 12, 2021, the effective date of the second- step conversion.

Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years for the agreement, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. Case is $288,759. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of termination of employment by Generations Bank for a reason other than cause, retirement or disability, or in the event of the employee’s voluntary termination of employment following a failure to reelect the employee to his executive position, or a reduction in the employee’s base salary or benefits, a material change in the employee’s functions, duties or responsibilities which would cause the employee’s position to become one of lesser responsibility, importance or scope, the relocation of the employee’s principal place of employment by more than 25 miles, or a material breach of the employment agreement, each agreement provides that the employee would be entitled to a lump sum cash payment equal to one and one-half times the sum of (i) the highest rate of base salary paid to the employee at any time under the employment agreement, and (ii) the greater of (A) the average annual bonus paid to the employee with respect to the three most recently completed fiscal years, or (B) the cash bonus paid to the employee with respect to the fiscal year ended prior to termination of employment. Generations Bank will also provide the employee, at Generation Bank’s expense, with continued life, medical, and dental coverage for a period of 18 months following such termination of employment, or an amount of cash necessary for the employee to obtain such coverage on his own; provided that such coverage period shall be 18 months from the date of termination of employment. Under the circumstances, described above, the employee will also vest in any non-vested stock options previously granted to the employee.

In the event of a change in control, then the employee would be entitled to a lump sum cash payment equal to three times the sum of (i) the highest rate of base salary paid to the employee at any time under the employment agreement, and (ii) the average annual bonus paid to the employee with respect to the three most recently completed fiscal years, paid on the effective date of the change in control. In the event of the employee’s termination on or after a change in control, Generations Bank will also provide the employee, at Generation Bank’s expense, with continued life, medical, and dental coverage for a period of 36 months following such termination of employment, or an amount of cash necessary for the employee to obtain such coverage on his own; provided that such coverage period shall be 36 months in the event of a change in control. Under the circumstances, described above, the employee will also vest in any non-vested stock options previously granted to the employee.

In the event of the employee’s termination of employment due to disability, the employee will be entitled to receive 75% of his base salary and the continuation of life, medical and dental coverage until the earlier of (i) the date the employee returns to full-time employment in the same capacity prior to his termination, (ii) employee’s full-time employment with another employer, (iii) employee’s attainment of age 65, or (iv) employee’s death. In the event of the employee’s death during the term of the agreement, his beneficiaries or estate shall receive employee’s base salary for one year from the date of employee’s death, and medical, dental and other insurance benefits will be provided for employee’s family for one year after employee’s death.

Amended and Restated Directors Retirement Plan. Generations Bank sponsors a deferred compensation plan for directors. Under the plan, eligible directors may elect to defer receipt of all or a portion of their compensation by filing a written election with the plan administrator in the year prior to the year of deferral. Benefits under the plan commence upon the participant’s separation from service as a director, and may be paid in the form of a lump sum, or in quarterly or annual installments over a period of up to 10 years. Participants may elect separate distribution forms or schedules on a year by year basis with respect to compensation covered by deferral elections for such years. Additionally, Generations Bank will make an annual contribution to each participant’s account each year (assuming the participant has not had a separation from service)

ending the year in which the participant attains age 75. Such contribution is determined by the board of directors at the time the participant becomes eligible to participate in the plan. The plan is a nonqualified plan intended to comply with Section 409A of the Internal Revenue Code, and will be administered and construed in all respects in order to comply with such intent.

Supplemental Executive Retirement Plans. Generations Bank has entered into a supplemental executive retirement plan with Mr. Case. Under the terms of the plan, Mr. Case is entitled to the value of his account balance upon termination of employment or death. Generations Bank has credited Mr. Case’s account balance was $261,792 as of December 31, 2020.

Generations Bank will make an additional contribution of $29,088 on each subsequent January 1 through December 31, 2028 to Mr. Case’s plan account balance provided that Mr. Case is employed with Generations Bank on the date of such contribution. In the event of a change in control, Generations Bank shall make a contribution to Mr. Case’s account in the amount equal to the present value of any remaining annual contributions. Mr. Case’s account shall be distributed to the participant within thirty (30) days of the date of the participant’s separation from service either in a lump sum or ten equal annual installments, in accordance with the participant’s election upon the participant’s initial eligibility.

401(k) Plan. Generations Bank maintains the Generations Bank 401(k) Plan (“401(k) Plan”). Employees who have attained age 18 and completed 500 hours of service within a 6-month period or 1,000 hours of service within a 12-month period are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis or post-tax basis (via Roth), up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2020, the salary deferral contribution limit was $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500, for a total contribution of $26,000. If a participant has completed 1,000 hours of service within a 12-month period, Generations Bank matches 25% of participant salary deferrals up to 15% of a participant’s annual compensation. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of his or her termination of employment with Generations Bank. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options.

Frozen Defined Benefit Pension Plans. Generations Bank maintains two defined benefit pension plans for eligible employees, both of which are frozen. The Generations Bank Pension Plan accrues benefits for eligible employees of Generations Bank that were hired prior to October 1, 2016 and for The Retirement Plan of Medina Savings & Loan Association Pension Plan covers former eligible employees hired prior to June 1, 2018 of Medina Savings & Loan Association, which merged with Generations Bank in October 2018. At December 31, 2020, the accumulated benefit obligation for the Generations Bank Pension Plan and for The Retirement Plan of Medina Savings & Loan Association Pension Plan was $10.5 million and $3.5 million, respectively.

Employee Stock Ownership Plan. Generations Bank maintains an employee stock ownership plan (ESOP), a tax- qualified defined contribution retirement plan, for all eligible employees. Employees (age 21 and above) of Generations Bank who have been credited with 1,000 hours of service during a continuous 12-month period are eligible to participate in the ESOP.

In connection with the second-step conversion, the ESOP purchased 109,450 shares of Generations Bancorp common stock sold in the offering and funded its stock purchase with a loan from Generations Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Generations Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 25-year term of the loan. The interest rate for the ESOP loan is a fixed rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.

Director Compensation

The following table sets forth for the year ended December 31, 2020 the total remuneration we paid to directors of Seneca-Cayuga Bancorp and/or directors of Generations Bank. Mr. Case does not receive additional compensation for service as a director.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Dr. Jose A. Acevedo	26,400	26,400
Cynthia S. Aikman	26,400	26,400
James E. Gardner	26,400	26,400
Bradford M. Jones	34,800	34,800
Gerald Macaluso	26,400	26,400
Dr. Frank J. Nicchi	26,400	26,400
Dr. August P. Sinicropi	26,400	26,400
Vincent P. Sinicropi	33,600	33,600

For the year ended December 31, 2020, each director of Generations Bank was paid retainer of $2,200 per month, except the Chairman of the Board was paid a retainer of $2,900 per month and the Chairman of the Audit Committee was a paid a retainer of $2,800 per month.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN ACCOUNTANTS

In connection with our MHC conversion stock offering, on April 30, 2020, Seneca-Cayuga Bancorp, Inc., our predecessor company, dismissed Bonadio and on May 5, 2020, Seneca-Cayuga Bancorp engaged BKD, LLP (“BKD”), an independent registered public accounting firm, to audit its consolidated financial statements as of and for the years ended December 31, 2019 and 2018. Prior to engaging BKD, Seneca-Cayuga Bancorp did not consult with BKD during the years ended December 31, 2019 and 2018 on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Seneca-Cayuga Bancorp’s consolidated financial statements, or any other matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The engagement of BKD was approved by the audit committee of the board of directors of Seneca-Cayuga Bancorp.

Bonadio’s report on the consolidated financial statements of Seneca-Cayuga Bancorp as of and for the year ended December 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2019, and the subsequent interim period through April 30, 2020, Seneca-Cayuga Bancorp had no disagreements with Bonadio on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Bonadio to make reference in connection with its opinion to the subject matter of the disagreement during its audit of the year ended December 31, 2019. During the fiscal year ended December 31, 2019, and the subsequent interim period through April 30, 2020, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Bonadio was provided with a copy of the above statements on or about September 1, 2020, and Seneca-Cayuga Bancorp requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with these statements. Bonadio furnished a letter dated September 9, 2020 addressed to the Securities and Exchange Commission and filed as Exhibit 16 to Generations Bancorp’s registration statement stating its agreement with the above statements as they relate to Bonadio.

The Audit Committee of Generations Bancorp has approved the engagement of BKD, LLP to be our independent registered public accounting firm for the year ending December 31, 2021, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of BKD, LLP for the year ending December 31, 2021. Due to the COVID 19 pandemic, a representative of BKD, LLP is not expected to attend the annual meeting.

Even if the engagement of BKD, LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Generations Bancorp and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD, LLP for the years ended December 31, 2020 and 2019.

Audit Fees. The aggregate fees billed for professional services rendered by BKD for the audit of the Company’s annual consolidated financial statements included in the quarterly reports Form 10Q were $104,000 and $36,400 for the years ended December 31, 2020 and December 31, 2019, respectively.

Audit-Related Fees. The aggregate fees billed for professional services rendered by BKD, LLP for audit-related services were $128,960 for the year ended December 31, 2020. There were no audit-related fees for the year ended December 31, 2019.

Tax Fees. There were no aggregate fees billed for professional services by BKD, LLP for tax services.

All Other Fees. There were no other fees incurred for professional services rendered by BKD, LLP for the years ended December 31, 2020 and December 31, 2019.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services does not affect the independence of BKD, LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit- related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2020 and 2019, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2021.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Generations Bancorp’s executive office, 20 East Bayard Street, Seneca Falls, New York 13148, no later than December 21, 2021, which is 120 days prior to the first anniversary of the date of these proxy materials. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2021 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must provide a written notice delivered or mailed to and received by the Secretary of the Company at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2022 annual meeting of stockholders is expected to be held on May 19, 2022. For the 2022 meeting of shareholders notice would have to be received between February 7, 2022 to February 17, 2022.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF GENERATION BANCORP’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2020 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 20 EAST BAYARD STREET, SENECA FALLS, NEW YORK 13148 OR BY CALLING (315) 568-1167.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Generations Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2020 meeting materials are available on the Internet at www.generationsbancorpny.com/annual-meeting.

By Order of the Board of Directors

Lori M. Parish
Corporate Secretary

Seneca Falls, New York

April 20, 2021

16

਍ 1UPX 01 - Bradford M Jones 02 - James E Gardner For Withhold For Withhold 03 - Gerald Macaluso For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03G36C + + Proposals — The Board of Directors unanimously recommends a vote “FOR” each of the proposals. A q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2021. OUR PROXY STATEMENT AND PROXY CARD ARE ALSO AVAILABLE AT: https://generationsbancorpny.com/annual-meeting/ YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. 2. The ratification of the appointment of BKD, LLP as Generations Bancorp NY, Inc.’s independent registered public auditing firm for the year ending December 31, 2021. 1. Election of Directors: For Against Abstain

਍ ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Generations Bancorp NY, Inc. which the undersigned is entitled to vote at a Annual Meeting of Stockholders of Generations Bancorp NY, Inc. to be held at our Corporate Headquarters, 20 E. Bayard Street, Seneca Falls, New York, 13148 at 1:00 p.m., (Eastern time) on May 20, 2021. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS. THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS. NOTICE TO PARTICIPANTS IN THE GENERATIONS BANK EMPLOYEE STOCK OWNERSHIP AND 401K PLANS. This proxy also constitutes voting instructions for participants in the Generations Bank Employee Stock Ownership Plan (ESOP) and the Generations Bank 401k Plan (401k Plan). A participant who signs on the reverse side hereby instructs the respective trustees of the ESOP and/or the 401k Plan to vote all the shares of the Common Stock allocated to his or her account in accordance with the instructions on the reverse side. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of the Common Stock held by the ESOP and all allocated shares for which no voting instructions are received, including any instruction to abstain, in the same proportion as shares for which it has received timely voting instructions from the ESOP participants. The 401k Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. Your voting instructions must be received by 4:00 p.m. Eastern time on May 13, 2021 to allow sufficient time for processing. The below signed acknowledges receipt from Generations Bancorp NY, Inc. prior to the execution of this proxy of a Notice of Annual Meeting, Proxy Statement and Annual Report. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE REVOCABLE PROXY — GENERATIONS BANCORP NY, INC. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Non-Voting Items B Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + + When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.